     Exhibit 99.1

Public Service Enterprise Group

PSEG Earnings Conference Call

4th Quarter and Year-end 2007

February 1, 2008

Disclaimer Statement

The statements contained in this communication about our and our subsidiaries’ future performance, including, without limitation, future revenues, earnings, strategies, prospects and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of
1995. Although we believe that our expectations are based on information currently available and on reasonable assumptions, we can give no assurance they will be achieved. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. A discussion of some of these risks and uncertainties is contained in our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission (SEC), and available on our website:
http://www.pseg.com. These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this communication. In addition, any forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer

PSEG presents Operating Earnings in addition to its Net Income reported in accordance with generally accepted accounting principles (GAAP).
Operating Earnings is a non-GAAP financial measure that differs from Net
Income because it excludes the impact of the sale of certain non-core domestic and international assets and costs stemming from the terminated merger agreement with Exelon Corporation. PSEG presents
Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-
GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help
shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information. The last slide in this presentation includes a list of items excluded from Net Income to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears. These slides are only intended to be reviewed in conjunction with the oral presentation to which they relate.

PSEG
2007 Q4 Review

Ralph Izzo

Chairman, President and Chief Executive Officer

Q4 2007 EPS Summary

-

($ 51)

Impact of Asset Sales

($ 182)

($ 2)

Discontinued Operations, net of tax

$ 0.54

$ 1.09

EPS from Operating Earnings

($ 47)

$ 224

Net Income

$ 135

$ 226

Income from Continuing Operations

($ 1)

-

Merger Costs

$ 136

$ 277

Operating Earnings

Q4 2006

Q4 2007

               $ millions (except EPS)

* See page 32 for Items excluded from Net Income to reconcile to Operating Earnings

Full year 2007 Income Summary

($ 185)

($ 58)

Impact of Asset Sales

$ 60

$ 16

Discontinued Operations, net of tax

$ 3.45

$ 5.41

EPS from Operating Earnings

$ 739

$ 1,335

Net Income

$ 679

$ 1,319

Income from Continuing Operations

($ 8)

-

Merger Costs

$ 872

$ 1,377

Operating Earnings

2006

2007

               $ millions (except EPS)

For the years ended December 31,

* See page 32 for Items excluded from Net Income to reconcile to Operating Earnings

$3.45

$5.41

$5.60 - $6.10

$0.00

$1.00

$2.00

$3.00

$4.00

$5.00

$6.00

$7.00

Earnings – A Year of Strong Results to be Followed by Growth

2006 Operating
  Earnings*

2007 Operating
  Earnings*

2008 Guidance

* See page 32 for Items excluded from Net Income to reconcile to Operating Earnings

** Percentage change in growth based on mid-point of guidance

PSEG — 2007: A Defining Year

•   2007 earnings at top end of guidance

•   Focus on core businesses

•   Resumed independent operation of nuclear

•   Top decile reliability standards maintained at PSE&G

•   Latin American assets sold at attractive values

•   Meeting commitment to system reliability

•   Transmission investment announced

•   New peaking investment announced

•   Addressing NJ’s clean energy goals

•   Multi-faceted strategy

•   Financial risk reduced with stronger balance sheet

•   Debt reduced

•   Cash returned to shareholders

•   10% increase in common dividend announced

PSEG
2007 Q4 Operating Company Review

Tom O’Flynn

Executive Vice President and Chief Financial Officer
President — PSEG Energy Holdings

Q4 Operating Earnings by Subsidiary

$    136

     (16)

     (14)

     64

$    102

2006

$    277

     (20)

     15

     77

$    205

2007

Operating Earnings

Per Share

$ Millions (except EPS)

  (0.06)

  (0.07)

Enterprise

$   0.54

$   1.09

PSEG

  (0.05)

  0.06

PSEG Energy Holdings

  0.25

  0.30

PSE&G

$   0.40

$   0.80

PSEG Power

2006

2007

For the Quarters ended December 31,

* See page 32 for Items excluded from Net Income to reconcile to Operating Earnings

Full Year 2007 Operating Earnings by Subsidiary

$    872

  (66)

  161

  262

$   515

2006

$   1,377

  (63)

  115

  376

$   949

2007

Operating Earnings

Per Share

$ Millions (except EPS)

(0.26)

(0.25)

Enterprise

$   3.45

$    5.41

PSEG

0.63

  0.45

PSEG Energy Holdings

1.04

  1.48

PSE&G

$   2.04

$   3.73

PSEG Power

2006

2007

For the years ended December 31,

* See page 32 for Items excluded from Net Income to reconcile to Operating Earnings

$0.54

$0.40

$0.05

$0.11

($0.01)

$1.09

0.00

0.50

1.00

1.50

Recontracting &
strong markets   .32

BGSS  .06

MTM  .01

O&M  .01

PSEG EPS Reconciliation – Q4 2006 versus Q4 2007

Q4 2007
 operating
earnings

Power

PSE&G

Holdings

Enterprise

Q4 2006
 operating
earnings

Weather  .06

Rate relief  .04

Volume &
demand   .03

Transmission
.01

O&M  (.06)

Other  (.03)

Interest  .03

Misc.  (.04)

Global

Texas – MTM .06 &
operations .01

Effective tax rate  .05

Interest expense  .02

Other operations  (.02)

Resources

Interest expense  .02

Effective tax rate  (.02)

Other  (.01)

* See page 32 for Items excluded from Net Income to reconcile to Operating Earnings

$3.45

$1.69

$0.44

($0.18)

$0.01

$5.41

0.00

2.00

4.00

6.00

Recontracting & strong
markets   1.48

BGSS  .23

Higher tax rate in 2006
.04

Depreciation, interest &
other  (.03)

MTM  (.02)

Shares outstanding
(.01)

PSEG EPS Reconciliation – Full Year 2006 versus Full Year 2007

2007
 operating
earnings

Power

PSE&G

Holdings

Enterprise

2006
 operating
earnings

Rate relief  .27

Weather  .14

Volume &
demand  .08

Transmission &
appliance
service  .03

O&M & other
(.07)

Shares
outstanding
(.01)

Interest  .06

Misc.  (.05)

Global
Texas – MTM (.05) &
operations (.07)

Italy  (.09)

RGE – sale in 2006  (.04)

Other operations  .05

Effective tax rate  .02

Interest expenses  .01

Other  .03

Resources
Interest expense  .05

Effective tax rate  (.06)

Other  (.02)
Holdings
Other  (.01)

* See page 32 for Items excluded from Net Income to reconcile to Operating Earnings

PSEG Power
2007 Q4 Review

PSEG Power – Q4 2007 EPS Summary

$ 0.40

$ 0.40

$ 0.80

EPS from Operating Earnings

$ 103

$ 102

$ 205

Income from Continuing Operations

$ 103

$ 102

$ 205

Operating Earnings

$ 256

$ 1,506

$ 1,762

Operating Revenues

Variance

Q4 2006

Q4 2007

               $ millions (except EPS)

$ 220

($ 220)

-

Discontinued Operations, net of tax

$ 323

($ 118)

$ 205

Net Income (Loss)

* See page 32 for Items excluded from Net Income to reconcile to Operating Earnings

$0.40

$0.32

$0.06

$0.02

$0.80

0.00

0.30

0.60

0.90

Recontracting &
strong markets

PSEG Power EPS Reconciliation – Q4 2006 versus Q4 2007

Q4 2007
 operating
earnings

Q4 2006
 operating
earnings

BGSS

MTM  .01

O&M  .01

* See page 32 for Items excluded from Net Income to reconcile to Operating Earnings

Prices and Operations Yield Margin Increase

$0

$20

$40

$60

Q4 2006

Q4 2007

PSEG Power Realized Gross Margin
($/MWh)

$38

+34%

$51

$0

$20

$40

$60

2006

2007

$38

+32%

$50

PSEG Power – Generation Measures

0

5,000

10,000

15,000

2006

2007

PSEG Power – Generation (GWh)

4th Quarter

Years ended December 31,

7,343

3,779

1,924

13,046

12,391

2,767

3,083

6,541

Total Nuclear

Total Coal*

Total Oil &
Natural Gas

0

20,000

40,000

60,000

29,108

2006

2007

14,841

9,190

53,139

11,819

53,196

13,014

28,363

* Includes figures for Pumped Storage; excludes Lawrenceburg

RPM Capacity Auction – Transparent Pricing Model

•  Auctions scheduled in the next year provide price certainty through the
  2011-2012 delivery year.

May 2008

2011 –  2012

Annual base auction in May of each
subsequent year

January 2008

2010 – 2011

Auction Date

Planning Year

•  RPM has had an influence on the market – forced outage rates declining, retirements slowing, more DSM bid into market.

•  PSEG Power is taking steps to add 300 – 400MW ($250 - $350 million)
   of new gas-fired peaking capacity that may be bid into PJM’s Reliability
   Pricing Model (RPM) base residual auctions in 2008.

•  The final decision to proceed with construction will take into account capital and interconnection costs, available siting and potential for environmental limitations.

PSEG Power – Q4 Highlights

Operations

✓   PSEG Nuclear resumed independent operation of Salem and Hope
      Creek at year-end

✓   NRC approval of Hope Creek 125MW uprate expected by July 1

✓   Overall generation output – Q4 decline; full year at record levels

✓   Nuclear down 11%

✓   Fossil up 2.6%

Markets

✓   Improved pricing for energy in PJM, New York and New England

✓   Benefiting from roll-off of below market contracts

Financial

✓   Construction of back-end technology on Fossil units - on time and on budget

✓   $250 million dividend paid to Enterprise

PSE&G
2007 Q4 Review

PSE&G – Q4 2007 EPS Summary

$ 13

$ 64

$ 77

Operating Earnings

$ 0.05

$ 0.25

$ 0.30

EPS from Operating Earnings

$ 13

$ 64

$ 77

Income from Continuing Operations/
Net Income

$ 338

$ 1,815

$ 2,153

Operating Revenues

Variance

Q4 2006

Q4 2007

               $ millions (except EPS)

$0.25

$0.06

$0.04

$0.03

($0.08)

$0.30

0.00

0.10

0.20

0.30

0.40

0.50

Weather

Gas .04

Electric .02

PSE&G EPS Reconciliation – Q4 2006 versus Q4 2007

Q4 2007
 operating
earnings

Q4 2006
 operating
earnings

Rate relief

Gas .02

Electric .02

Other

Transmission .01

O&M (.06)

Miscellaneous (.03)

Demand

Gas .01

Electric .02

PSE&G – Q4 Highlights

Operations

✓   Sales growth reflects:

•     Weather normalized growth from all customer classes – annual increase of 1.7%

•     Weather – more normal versus less than optimal conditions

✓   Re-staffing of organization nearly complete – 2% increase for year

Regulatory

✓     NJ enacts Regional Greenhouse Gas Initiative in January 2008

✓     PSE&G files initiatives with NJ BPU to reduce carbon, explore AMI

✓     PSE&G files for incentives on new transmission capital investment

✓     Awaiting BPU response to $100M solar initiative

✓     NJ Energy Master Plan – draft proposal expected in Spring 2008

Financial

✓     $100 million dividend paid to Enterprise

PSEG Energy Holdings
2007 Q4 Review

PSEG Energy Holdings – Q4 2007 EPS Summary

($ 23)

-

($ 23)

Sale of Chilquinta & Luz del Sur

0.11

($ 0.05)

$ 0.06

EPS from Operating Earnings

($ 40)

$ 38

($ 2)

Discontinued Operations, net of tax

($ 22)

($ 14)

($ 36)

Income (Loss) from Continuing Operations

($ 28)

-

($ 28)

Bond Redemption Costs

$ 29

($ 14)

$ 15

Operating Earnings

($ 62)

$ 24

($ 38)

Net Income

Variance

Q4 2006

Q4 2007

               $ millions (except EPS)

* See page 32 for Items excluded from Net Income to reconcile to Operating Earnings

($0.05)

$0.07

$0.05

$0.02

Global

Resources

($0.02)

$0.02

($0.02)

($0.01)

$0.06

-0.07

-0.03

0.01

0.05

0.09

Effective tax
rate

PSEG Energy Holdings EPS Reconciliation – Q4 2006 versus Q4 2007

Q4 2007
 operating
earnings

Texas – MTM
.06 & lower
maintenance
expense .01

Q4 2006
 operating
earnings

Interest
expense

Other
operations

Interest
expense

Effective tax
rate

Other

* See page 32 for Items excluded from Net Income to reconcile to Operating Earnings

PSEG Energy Holdings – Q4 Highlights

Operations

✓   Continued strong operations in Texas and other domestic facilities

Markets

✓   Valuations remain strong for international assets

✓   Texas near-term spark spreads lower

Financial

✓   Electroandes closed in October for $284 million; Chilquinta and Luz del Sur sale closed in December for $685 million

✓   Discontinued operations for SAESA with intent to sell

✓   Called $400 million of Holdings 10% debt maturing in 2009

✓   Filed with SEC to de-register Holdings

✓   $210 million dividend paid to Enterprise

PSEG
2007 Q4 Review

Summary of Q4 Fundamental Factors

Operations

✓   The PSEG organization has maintained its focus on safe and reliable operations

✓   PSEG Nuclear resumed independent operation of Salem and Hope Creek at year-end.

✓   Significant re-staffing effort nearing completion

Markets

✓   Energy markets responding to tight supply conditions

✓   Weather normalized demand for electric and gas in line with expectations

✓   International asset values remain strong

Financials

✓   Strong cash flow supported a reduction in debt at Enterprise ($709 million) and call of $400 million at Holdings

✓   Strength in earnings and cash flow supported a 10% increase in the common dividend effective in Q1 2008

Cash Outlook – Forecast Intact

We remain comfortable with improvement in cash

Operating income exceeding expectations

Successful asset sales

Planned rate mechanisms for transmission investments
would provide cash recovery during construction

Excess cash between $2.0 billion and $2.5 billion will be
available through 2011

Excess cash expected to be used to retire debt and
further strengthen the balance sheet, invest in target
markets, and/or share repurchase

2008 Operating Earnings Guidance – Continued Growth

$ 5.41

$ 1,377

($ 63)

$ 115

$ 376

$ 949

2007A

($ 15) - ($ 10)

Parent

$ 5.60 - $ 6.10

Earnings per Share

$ 1,420 - $ 1,560

Operating Earnings

$ 45 - $ 60

PSEG Energy Holdings

$ 350 - $ 370

PSE&G

$ 1,040 - $ 1,140

PSEG Power

2008E

$ millions (except EPS)

Items Excluded from Net Income to Reconcile to Operating Earnings

Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.

$ Millions (except EPS)

2007

2006

2007

2006

2007

2006

2007

2006

Merger related Costs:

PSE&G

-

$

-

$

-

$

(1)

$

Enterprise

  -

(1)

   -

(7)

Total Merger related Costs

  -

$

(1)

$

   -

$

(8)

$

    -

$

     -

$

     -

$

(0.03)

$

Impact of Asset Sales:

Loss on Sale of RGE

  -

  -

   -

(178)

    -

$

     -

$

     -

$

(0.70)

$

Chilquinta & Luz Del Sur

(23)

  -

(23)

 -

(0.09)

     -

(0.09)

     -

Write down of Turboven

  -

  -

 (7)

 -

     -

     -

(0.03)

     -

Premium on bond redemption

(28)

  -

(28)

(7)

(0.11)

     -

(0.11)

(0.03)

Total Impact of Asset Sales

(51)

$

  -

$

(58)

$

(185)

$

(0.20)

$

     -

$

(0.23)

$

(0.73)

$

Discontinued Operations:

Power - Lawrenceburg

  -

$

(220)

$

 (8)

$

(239)

$

    -

$

(0.87)

$

(0.03)

$

(0.95)

$

Holdings:

SAESA

(69)

(33)

(0.27)

0.12

(0.13)

0.23

Electroandes

 6

57

 16

0.26

0.03

0.22

0.06

Elcho and Skawina

 -

  -

  -

    -

    -

    -

0.90

  Total Holdings

(2)

$

38

$

24

$

$

(0.01)

$

0.15

$

0.09

$

1.19

$

Total Discontinued Operations

(2)

$

(182)

$

16

$

60

$

(0.01)

$

(0.72)

$

0.06

$

0.24

$

Quarters Ended Dec. 31,

Years Ended Dec. 31,

Impact to PSEG EPS

Quarters Ended Dec. 31,

Years Ended Dec. 31,